UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2008 (April 25, 2008)

XFONE, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Commission File No. 001-32521

11-3618510
(I.R.S. Employer Identification Number)

2506 Lakeland Drive, Suite 100
Flowood, MS  39232
(Address of principal executive offices) (Zip Code)

601-983-3800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events

On April 25, 2008, Xfone, Inc. (the “Registrant”) entered into a Third Amendment to Stock Purchase Agreement (the “Third Amendment”) with NTS Communications, Inc. (“NTS”) and representatives of the former equity owners of NTS who were the sellers (the “Sellers”) under the original Stock Purchase Agreement dated as of August 22, 2007 between the Registrant, NTS and the Sellers (the “Original Agreement”).

Pursuant to the Third Amendment, the parties agreed to an extension of time for the calculation and payment of the post closing working capital  adjustment under  the Original Agreement and  agreed that the Registrant would obtain and deliver to the Sellers' Representatives by May 30, 2008 an audit report with respect to the balance sheet of NTS as of the closing of the acquisition, which occurred on February 26, 2008 (the "Closing"), together with  the Registrant's calculation of Working Capital (as such term is defined in the Original Agreement) as of the Closing and any amounts to be paid by the Registrant or the Sellers. The Sellers would have the right to make any objections to the Registrant's working capital determination by June 20, 2008, and in the event that the Registrant and Sellers can not agree as to the post closing working capital adjustment by June 30, 2008, then the parties shall submit the determination of the post closing working capital adjustment to arbitration in accordance with the Original Agreement.

Additional information relating to the Original Agreement, the first and second amendments to the Original Agreement and the Closing is available in the Registrant’s Current Reports on Form 8-K filed with the SEC on August 22, 2007, January 15, 2008, February 14, 2008 and February 26, 2008.

A copy of the Third Amendment is attached hereto as Exhibit 10.125 and is incorporated herein by reference.

The foregoing summary of the agreement and transaction described above is qualified in its entirety by reference to the definitive transaction document, a copy of which is attached as an exhibit to this Current Report on Form 8-K.

Item 9.01                      Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits:

Exhibit No.	Description
10.125
Third Amendment to Stock Purchase Agreement entered into as of April 25, 2008 by and among Chris Chelette, Robert Healea and Kevin Buxkemper, as Sellers’ Representative, NTS Communications, Inc. and Xfone, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2008	Xfone, Inc.
	By:	/s/ Guy Nissenson
Guy Nissenson President, Chief Executive Officer and Director

INDEX TO EXHIBITS

Exhibit No.	Description
10.125
Third Amendment to Stock Purchase Agreement entered into as of April 25, 2008 by and among Chris Chelette, Robert Healea and Kevin Buxkemper, as Sellers’ Representative, NTS Communications, Inc. and Xfone, Inc.